UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2012

US. RARE EARTHS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-31199	87-0638338
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12 Gunnebo Drive, Lonoke, Arkansas 72086
(Address of Principal Executive Offices)

      (501) 676-2994
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 29, 2012, U.S. Rare Earths, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the removal of H. Deworth Williams and Edward F. Cowle from the Board of Directors (the “Board”) of the Company (the “Initial Form 8-K”).  This Amendment on Form 8-K/A is being filed pursuant to Item 5.02(a)(3)(iii) of Form 8-K in order to: (1) update certain information under Item 5.02 of the Initial Form 8-K, and (2) add Item 9.01 to include as exhibits respective letters received from each of Mr. Williams and Mr. Cowle, each dated September 4, 2012, pursuant to the opportunity to respond to the Initial Form 8-K granted to them under Item 5.02(a)(3)(ii) of Form 8-K. The information contained in this Current Report on Form 8-K/A supplements the information contained in Item 5.02 of the Initial Form 8-K.  Otherwise, the Initial Form 8-K is restated herein in its entirety.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2012, the Board removed H. Deworth Williams and Edward F. Cowle as members of the Board for cause.  On September 4, 2012, the Company received a letter from each of Mr. Williams and Mr. Cowle in response to the Initial Form 8-K (collectively, the “Response Letters”), which Response Letters are attached hereto as Exhibits 17.1 and 17.2 to this Current Report on Form 8-K/A.

Cautionary Note

IN THE INTEREST OF FULL AND COMPLETE DISCLOSURE AND THE REQUIREMENTS OF FORM 8-K, THE RESPONSE LETTERS ARE BEING FILED IN EXACTLY THE FORMS IN WHICH THEY WERE PROVIDED TO THE COMPANY, WITHOUT REDACTION OR MODIFICATION OF ANY KIND. THE COMPANY WISHES TO EMPHASIZE THAT THE RESPONSE LETTERS REFLECT THE THOUGHTS AND BELIEFS OF MR. WILLIAMS AND MR. COWLE, AS APPLICABLE.  AS A RESULT, THE COMPANY TAKES NO RESPONSIBILITY FOR THE CONTENTS OF THE RESPONSE LETTERS AND DISAGREES WITH MANY OF THE FACTS AND ALLEGATIONS CONTAINED THEREIN.  THE COMPANY IS FILING THIS CURRENT REPORT ON FORM 8-K/A, AND INCLUDING THE RESPONSE LETTERS AS EXHIBITS HERETO, SOLELY IN ORDER TO COMPLY WITH THE REQUIREMENTS SET FORTH IN FORM 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
17.1	Letter, dated September 4, 2012, from H. Deworth Williams.
17.2	Letter, dated September 4, 2012, from Edward F. Cowle.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RARE EARTHS, INC.

Date: September 6, 2012	By:	/s/ Michael D. Parnell
Name: Michael D. Parnell
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
17.1	Letter, dated September 4, 2012, from H. Deworth Williams.
17.2	Letter, dated September 4, 2012, from Edward F. Cowle.